UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 21, 2026

VISIUM TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Florida	000-25753	87-0449667
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4094 Majestic Lane, Suite 360

Fairfax, Virginia 22033

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (703) 273-0383

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	VISM	OTCID

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On September 21, 2026, Visium Technologies, Inc. (the “Company”) issued a press release announcing that the Company and the counterparties named therein executed a non-binding term sheet concerning a proposed assignment of specified contract-use, offtake, and deployment rights, as described under Item 8.01 of this Current Report. A copy of the press release is furnished as Exhibit 99.1 to this Current Report and is incorporated into this Item 7.01 by reference. This Current Report and Exhibit 99.1 do not constitute an offer to sell, or a solicitation of an offer to buy, any securities.

The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01. Other Events.

On September 21, 2026, the Company and the counterparties named therein executed a non-binding term sheet (the “Term Sheet”) concerning a proposed assignment of specified contract-use, offtake, and deployment rights relating to a device design into a newly formed Indonesian limited-liability PMA company to be named PT Visium Compute Indonesia (“PTVCI”). A wholly owned Delaware subsidiary of the Company would hold a 99 percent equity interest in PTVCI, with a local nominee holding the remaining 1 percent subject to drag-along, tag-along, and right-of-first-refusal provisions in favor of that subsidiary. The counterparties include the holder of the identified device-design rights and other parties expected to participate in the assignment of those rights into PTVCI.

The proposed transaction is structured as an assignment of identified rights into PTVCI. It is not an acquisition of the equity of any existing operating company. It would not cause the Company to become a semiconductor manufacturer or an original equipment manufacturer, and it would not cause the Company or PTVCI to assume historical liabilities of the design firm.

The Term Sheet is non-binding except for customary provisions governing exclusivity, confidentiality, allocation of expenses, and choice of Florida law. The Company has concluded that those binding provisions, standing alone, are not a “material definitive agreement” within the meaning of Item 1.01 of Form 8-K. Economic terms, including the number of shares of a proposed newly designated series of non-voting convertible preferred stock (“Series F Preferred Stock”), any escrow or holdback, and any contingent consideration, remain subject to authorization by the Company’s Board of Directors (the “Board”). If a closing occurs, consideration is expected to consist of Series F Preferred Stock issued in a private placement under Section 4(a)(2) of the Securities Act and Rule 506(b) promulgated thereunder. No cash would be payable at a closing unless the Board separately authorizes a cash component. Series F Preferred Stock, if authorized and issued, would be subject to the conversion blockers and other limitations set forth in a Certificate of Designation that has not been adopted. Neither this Current Report nor the press release furnished as Exhibit 99.1 constitutes an offer to sell, or a solicitation of an offer to buy, any securities.

Any contingent consideration contemplated by the Term Sheet would be payable only upon device delivery, acceptance, energization, and generation of qualifying revenue, as those terms would be defined in definitive agreements. Allocation letters or memoranda of understanding, standing alone, would not give rise to contingent consideration.

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Closing of the proposed transaction, if it occurs, remains subject to conditions that have not been satisfied, including without limitation: final written device specifications and part number; required assignment and change-of-control consents; third-party manufacturing or distribution consents, including any publicity restrictions contained in those consents; U.S. export-control classification and denied-party screening; Indonesian PMA, BKPM/OSS, and bonded-zone approvals; site and related rights that survive closing; quality-of-earnings or funds-flow procedures with respect to any customer deposits associated with the assigned rights; a filing-decision memorandum of counsel; availability of sufficient authorized capital, including undesignated preferred stock from which Series F Preferred Stock could be designated and common stock reserved for conversion; and corporate approvals required under the Florida Business Corporation Act, including any review required by Section 607.0832 thereof. There can be no assurance that those conditions will be satisfied, that a definitive agreement will be executed, or that the proposed transaction will close on the terms contemplated by the Term Sheet or at all. The Term Sheet expires in accordance with its terms if a definitive agreement is not entered into by the date specified therein.

The Company is not treating the Term Sheet as a “material definitive agreement” within the meaning of Item 1.01 of Form 8-K. The Company will file a subsequent Current Report on Form 8-K under Item 1.01 if and when it enters into a material definitive agreement, and under Item 2.01 if and when a closing occurs that constitutes the completion of an acquisition of a significant amount of assets. The Company will file a Current Report under Item 3.02 if and when an unregistered issuance of Series F Preferred Stock occurs.

Certain persons who beneficially own voting securities of the Company, including an entity associated with Dr. Niclas Adler that has previously reported effective voting control through Series AA convertible preferred stock and common stock, and the Company’s Chairman and Chief Executive Officer, Paul R. Taylor, have relationships with parties that are expected to participate in the negotiation or performance of the proposed transaction, including under a Mutual Collaboration Agreement dated March 31, 2026 between Mr. Taylor and PT Smart Green Technology Pte Ltd, a Singapore private limited company. Those relationships constitute a director’s conflict of interest transaction within the meaning of Section 607.0832 of the Florida Business Corporation Act. The Board presently consists of two directors, both of whom are executive officers: Mr. Taylor and Mark B. Lucky, the Company’s Chief Financial Officer. The review required by Section 607.0832 has not been completed. The Board cannot presently constitute a committee of two or more qualified directors within the meaning of Section 607.0832, and a transaction cannot be authorized, approved, or ratified under the qualified-director safe harbor of that section solely by a single director. Accordingly, any authorization, approval, or ratification of a definitive transaction, and any authorization of Series F Preferred Stock or other consideration, will require either (i) the appointment of one or more additional qualified directors and action by a majority of qualified directors after disclosure of the material facts of the transaction and the director’s interest, (ii) shareholder action after disclosure of those material facts, or (iii) a determination that the transaction is fair to the Company at the time it is authorized, in each case as provided in Section 607.0832. The Term Sheet is not being presented as having received the approval of a committee of qualified directors, shareholder approval, or a completed fairness determination under that section.

The Company is not announcing a partnership, a manufacturing arrangement, allocated power capacity, contracted revenue, projected revenue, or the acquisition of the design firm. This Current Report and Exhibit 99.1 do not constitute an offer to sell, or a solicitation of an offer to buy, any securities. Investors should not rely on any statement concerning the proposed transaction other than the Company’s filings with the Securities and Exchange Commission.

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The information in this Item 8.01 contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, including statements regarding a possible definitive agreement and a possible closing. Forward-looking statements are subject to risks and uncertainties, many of which are beyond the Company’s control, including the Company’s ability to constitute the corporate process required by Florida law, obtain required consents and regulatory approvals, complete export-control classification, reserve sufficient authorized capital following the Company’s September 2026 reverse split and authorized-share reduction, finance post-closing obligations, and continue as a going concern. The Company has in recent periodic reports expressed substantial doubt about its ability to continue as a going concern. The Company undertakes no obligation to update any forward-looking statement except as required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release issued by Visium Technologies, Inc., dated September 21, 2026 (furnished pursuant to Item 7.01).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISIUM TECHNOLOGIES, INC.

Date: September 21, 2026

By:	/s/ Paul R. Taylor
Paul R. Taylor
Chairman and Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued by Visium Technologies, Inc., dated September 21, 2026 (furnished pursuant to Item 7.01).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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